                                                                    EXHIBIT 99.8

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  OWNIT, SERIES 2005-1
================================================================================

                              ABS NEW TRANSACTION

                            COMPUTATIONAL MATERIALS

                          $[384,076,000] (APPROXIMATE)

                                     OWNIT

                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                 SERIES 2005-1

                      MERRILL LYNCH MORTGAGE CAPITAL INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                   DEPOSITOR

                         OWNIT MORTGAGE SOLUTIONS INC.
                                   ORIGINATOR

                            LITTON LOAN SERVICING LP
                                    SERVICER

                        WELLS FARGO BANK MINNESOTA, N.A.
                                    TRUSTEE

                                FEBRUARY 1, 2005
--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                      COMPUTATIONAL MATERIALS FOR
[MERRILL LYNCH LOGO]  OWNIT, SERIES 2005-1
================================================================================

Except as provided in the following paragraph, the attached tables and other statistical analyses (the "Computational Materials") are privileged and confidential and are intended for use by the addressee only. These Computational Materials are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith
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issuer of these securities has not prepared or taken part in the preparation of
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their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information
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Notwithstanding anything to the contrary contained herein, except to the extent necessary to comply with applicable securities laws, any recipient of these Computational Materials (and each employee, representative or other agent of the
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the federal income tax treatment and tax structure of the issuer and the
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(including opinions and other tax analyses) relating to such federal tax treatment or tax structure other than the identity of the issuer and information that would permit the identification of the issuer.

Numerous assumptions were used in preparing the Computational Materials which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

                                                       [WINCHESTER CAPITAL LOGO]

Winchester Capital - HEL / Resi B&C - Stratification Tables

1.  FICO
2.  LTV
3.  DTI
4.  Occupancy Type
5.  WAC
6.  IO Type
7.  Loan Documentation Type
8.  Others
9.  Credit Grades
10. Top 10 Cities

1. FICO

                                                 PERCENTAGE OF AGGREGATE COLLATERAL
                                                                                            FICO
              Loan    $ Avge Loan    % of
   FICO       Count    Amount       Pool    Agg $ Balance     WAC    520 and below   521-540   541-560     561-580   581 and above
581 & Above   2,340   160,333.95    95.44   375,181,452.57   6.980       0.00%        0.00%     0.00%       0.00%       95.44%
561 - 580        65   177,978.70     2.94    11,568,615.56   7.369       0.00%        0.00%     0.00%       2.94%        0.00%
541 - 560        24   168,597.52     1.03     4,046,340.41   7.505       0.00%        0.00%     1.03%       0.00%        0.00%
521 - 540         9   201,316.66     0.46     1,811,849.96   7.611       0.00%        0.46%     0.00%       0.00%        0.00%
520 & Below       2   257,249.82     0.13       514,499.63   8.292       0.13%        0.00%     0.00%       0.00%        0.00%
TOTAL:        2,440   161,115.88   100.00   393,122,758.13   7.002       0.13%        0.46%     1.03%       2.94%       95.44%

                                            PERCENTAGE OF AGGREGATE COLLATERAL
                                                LTV
                                                                                  LTV
FICO            85% LTV & below    LTV 85.01-90   LTV 90.01-95  LTV 95.01-100   100.01+
581 & Above          73.29%            4.83%          3.41%         13.90%       0.00%
561 - 580             2.21%            0.71%          0.00%          0.02%       0.00%
541 - 560             0.95%            0.03%          0.05%          0.00%       0.00%
521 - 540             0.26%            0.15%          0.06%          0.00%       0.00%
520 & Below           0.06%            0.07%          0.00%          0.00%       0.00%
TOTAL:               76.77%            5.79%          3.52%         13.92%       0.00%

                                               PERCENTAGE OF AGGREGATE COLLATERAL
                                          LOAN AMOUNT                                                  DOCUMENTATION
             $50K
              and    $50.01-   $75.01-   $100.01-   $600.01-  $750-                                  Stated Doc   Limited Doc
 FICO        below    75K       100K       $600K      750K     900K        >$900K         Full Doc    (NIV)        (LIV)
581 & Above  4.04%    4.55%     4.40%     81.18%      1.00%   0.00%         0.27%          57.53%      36.59%        1.31%
561 - 580    0.01%    0.04%     0.12%      2.77%      0.00%   0.00%         0.00%           2.65%       0.30%        0.00%
541 - 560    0.00%    0.02%     0.00%      1.01%      0.00%   0.00%         0.00%           1.03%       0.00%        0.00%
521 - 540    0.00%    0.02%     0.00%      0.44%      0.00%   0.00%         0.00%           0.46%       0.00%        0.00%
520 & Below  0.00%    0.00%     0.00%      0.13%      0.00%   0.00%         0.00%           0.13%       0.00%        0.00%
TOTAL:       4.05%    4.63%     4.51%     85.54%      1.00%   0.00%         0.27%          61.80%      36.89%        1.31%

                                                        PERCENTAGE OF AGGREGATE COLLATERAL
                          INTEREST ONLY                                     DTI                       OTHER DATA
                                                                                            Wtd Avg   Not Owner
 FICO         2yr IO   3yr IO  5yr IO  10yr IO       DTI > 45              DTI > 50           DTI      Occupied
581 & Above    0.00%    0.00%  58.74%   0.14%         57.78%                23.74%          44.97%      3.22%
561 - 580      0.00%    0.00%   1.53%   0.00%          1.51%                 0.58%          42.61%      0.00%
541 - 560      0.00%    0.00%   0.44%   0.00%          0.56%                 0.22%          42.27%      0.00%
521 - 540      0.00%    0.00%   0.32%   0.00%          0.23%                 0.20%          42.66%      0.00%
520 & Below    0.00%    0.00%   0.07%   0.00%          0.00%                 0.00%          43.73%      0.00%
TOTAL:         0.00%    0.00%  61.09%   0.14%         60.08%                24.74%          44.86%      3.22%

2. LTV

                                                    PERCENTAGE OF AGGREGATE COLLATERAL
                                                                                            FICO
                Loan   $ Avge Loan    % of
   LTV          Count    Amount       Pool    Agg $ Balance   WAC   520 and below   521-540  541-560   561-580  581 and above
80.00 & Below   1,292   226,231.15   74.35   292,290,646.10  6.506      0.06%        0.26%    0.76%     1.59%      71.68%
80.01 - 85.00      54   176,220.39    2.42     9,515,901.23  7.274      0.00%        0.00%    0.19%     0.62%       1.61%
85.01 - 90.00     140   162,496.83    5.79    22,749,556.33  7.469      0.07%        0.15%    0.03%     0.71%       4.83%
90.01 - 95.00      87   159,099.05    3.52    13,841,617.25  7.381      0.00%        0.06%    0.05%     0.00%       3.41%
95.01 - 100.00    867    63,120.00   13.92    54,725,037.22  9.313      0.00%        0.00%    0.00%     0.02%      13.90%
TOTAL:          2,440   161,115.88  100.00   393,122,758.13  7.002      0.13%        0.46%    1.03%     2.94%      95.44%

                                    PERCENTAGE OF AGGREGATE COLLATERAL
                                                 LTV
                                                                                  LTV
    LTV         85% LTV & below    LTV 85.01-90   LTV 90.01-95  LTV 95.01-100   100.01+
80.00 & Below       74.35%             0.00%          0.00%          0.00%       0.00%
80.01 - 85.00        2.42%             0.00%          0.00%          0.00%       0.00%
85.01 - 90.00        0.00%             5.79%          0.00%          0.00%       0.00%
90.01 - 95.00        0.00%             0.00%          3.52%          0.00%       0.00%
95.01 - 100.00       0.00%             0.00%          0.00%         13.92%       0.00%
TOTAL:              76.77%             5.79%          3.52%         13.92%       0.00%

                                               PERCENTAGE OF AGGREGATE COLLATERAL
                                          LOAN AMOUNT                                                  DOCUMENTATION
                 $50K
                 and    $50.01-   $75.01-   $100.01-   $600.01-  $750-                                  Stated Doc   Limited Doc
   LTV          below    75K       100K       $600K      750K    900K      >$900K          Full Doc     (NIV)        (LIV)
80.00 & Below   0.10%   0.38%     1.31%     71.29%     1.00%   0.00%        0.27%           43.88%      29.53%        0.94%
80.01 - 85.00   0.02%   0.05%     0.09%      2.25%     0.00%   0.00%        0.00%            2.18%       0.24%        0.00%
85.01 - 90.00   0.12%   0.25%     0.32%      5.10%     0.00%   0.00%        0.00%            4.22%       1.34%        0.23%
90.01 - 95.00   0.13%   0.15%     0.11%      3.13%     0.00%   0.00%        0.00%            2.89%       0.56%        0.07%
95.01 - 100.00  3.67%   3.80%     2.68%      3.77%     0.00%   0.00%        0.00%            8.63%       5.22%        0.07%
TOTAL:          4.05%   4.63%     4.51%     85.54%     1.00%   0.00%        0.27%           61.80%      36.89%        1.31%

                                                       PERCENTAGE OF AGGREGATE COLLATERAL
                          INTEREST ONLY                                   DTI                       OTHER DATA
                                                                                           Wtd Avg  Not Owner
      LTV       2yr IO  3yr IO  5yr IO  10yr IO      DTI > 45             DTI > 50           DTI     Occupied
80.00 & Below   0.00%   0.00%   53.62%   0.14%        45.57%               18.05%           45.08%    1.38%
80.01 - 85.00   0.00%   0.00%    1.31%   0.00%         1.13%                0.58%           42.21%    0.31%
85.01 - 90.00   0.00%   0.00%    3.36%   0.00%         3.07%                1.57%           43.09%    1.15%
90.01 - 95.00   0.00%   0.00%    1.80%   0.00%         1.71%                0.83%           42.79%    0.33%
95.01 - 100.00  0.00%   0.00%    1.00%   0.00%         8.61%                3.70%           45.41%    0.05%
TOTAL:          0.00%   0.00%   61.09%   0.14%        60.08%               24.74%           44.86%    3.22%

3. DTI

                                                                PERCENTAGE OF AGGREGATE COLLATERAL
                                                                                                             FICO
                           Loan   $ Avge Loan   % of
   DTI                     Count    Amount      Pool    Agg $ Balance   WAC   520 and below  521-540  541-560  561-580 581 and above
< or = 39.999                577   145,685.27   21.38   84,060,398.99  7.052      0.00%       0.17%    0.40%    0.87%     19.94%
40.000 - 44.999              464   156,704.98   18.50   72,711,109.05  6.992      0.13%       0.06%    0.07%    0.56%     17.67%
45.000 - 49.999              802   173,002.01   35.29  138,747,614.78  7.039      0.00%       0.03%    0.34%    0.93%     34.00%
50.000 - 54.999              492   165,609.78   20.73   81,480,012.74  6.917      0.00%       0.20%    0.04%    0.56%     19.94%
55.000 > or =                105   153,558.31    4.10   16,123,622.57  6.894      0.00%       0.00%    0.18%    0.03%      3.89%
TOTAL:                     2,440   161,115.88  100.00  393,122,758.13  7.002      0.13%       0.46%    1.03%    2.94%     95.44%
                                             PERCENTAGE OF AGGREGATE COLLATERAL
                                                 LTV
                                                                                               LTV
    DTI                     85% LTV & below    LTV 90.01-90   LTV 90.01-95   LTV 95.01-100   100.01+
< or = 39.999                   16.06%            1.65%           1.10%           2.57%        0.00%
40.000 - 44.999                 13.99%            1.06%           0.71%           2.74%        0.00%
45.000 - 49.999                 28.02%            1.50%           0.88%           4.90%        0.00%
50.000 - 54.999                 15.37%            1.40%           0.75%           3.20%        0.00%
55.000 > or =                    3.34%            0.18%           0.08%           0.51%        0.00%
TOTAL:                          76.77%            5.79%           3.52%          13.92%        0.00%

                                                            PERCENTAGE OF AGGREGATE COLLATERAL
                                                      LOAN AMOUNT                                       DOCUMENTATION
                           $50K
                            and   $50.01-  $75.01- $100.01- $600.01-  $750-                                Stated Doc   Limited Doc
   DTI                     below   75K      100K    $600K    750K     900K          >$900K      Full Doc     (NIV)        (LIV)
< or = 39.999              1.02%   0.98%    0.97%   18.23%   0.18%    0.00%         0.00%        15.43%       5.66%        0.29%
40.000 - 44.999            0.94%   0.92%    0.69%   15.61%   0.33%    0.00%         0.00%        10.96%       7.32%        0.21%
45.000 - 49.999            1.00%   1.92%    1.66%   30.13%   0.32%    0.00%         0.27%        13.95%      20.81%        0.53%
50.000 - 54.999            0.85%   0.70%    0.95%   18.06%   0.16%    0.00%         0.00%        17.66%       2.78%        0.28%
55.000 > or =              0.24%   0.12%    0.25%   3.50%    0.00%    0.00%         0.00%         3.79%       0.31%        0.01%
TOTAL:                     4.05%   4.63%    4.51%   85.54%   1.00%    0.00%         0.27%        61.80%      36.89%        1.31%

                                                       PERCENTAGE OF AGGREGATE COLLATERAL
                          INTEREST ONLY                                          DTI                             OTHER DATA
                                                                                                       Wtd Avg   Not Owner
 DTI                       2yr IO 3yr IO    5yr IO  10yr IO       DTI > 45            DTI > 50           DTI     Occupied
< or = 39.999               0.00%  0.00%    11.42%  0.10%           0.00%               0.00%          31.93%     1.21%
40.000 - 44.999             0.00%  0.00%    11.12%  0.00%           0.00%               0.00%          42.75%     0.61%
45.000 - 49.999             0.00%  0.00%    22.46%  0.00%          35.26%               0.00%          47.98%     0.60%
50.000 - 54.999             0.00%  0.00%    13.44%  0.05%          20.73%              20.64%          52.63%     0.56%
55.000 > or =               0.00%  0.00%     2.65%  0.00%           4.10%               4.10%          55.76%     0.24%
TOTAL:                      0.00%  0.00%    61.09%  0.14%          60.08%              24.74%          44.86%     3.22%

4. OCCUPANCY TYPE

                                                                                  PERCENTAGE OF AGGREGATE COLLATERAL
                     Loan   $ Avge Loan  % of                                                     FICO
OCCUPANCY TYPE       Count     Amount    Pool   Agg $ Balance    WAC   520 and below  521-540  541-560  561-580  581 and above
Primary Residence    2,368  160,663.91   96.78  380,452,131.18  7.000      0.13%       0.46%    1.03%    2.94%      92.21%
Investment Property     61  181,667.27    2.82   11,081,703.57  7.031      0.00%       0.00%    0.00%    0.00%       2.82%
Second Home             11  144,447.58    0.40    1,588,923.38  7.154      0.00%       0.00%    0.00%    0.00%       0.40%

                                                               PERCENTAGE OF AGGREGATE COLLATERAL
                                                LTV                                                    LOAN AMOUNT
                                                                               $50K
                         85%                                    LTV      LTV    and  $50.01- $75.01- $100.01- $600.01- $750-    >
OCCUPANCY TYPE        LTV & below LTV 85.01-90  LTV 90.01-95 95.01-100 100.01+ below   75K    100K    $600K     750K   900K   $900K
Primary Residence        75.09%          4.63%      3.19%      13.87%   0.00%  4.04%  4.55%   4.26%   82.66%   1.00%   0.00%   0.27%
Investment Property       1.61%          1.06%      0.09%       0.05%   0.00%  0.01%  0.08%   0.19%    2.54%   0.00%   0.00%   0.00%
Second Home               0.07%          0.09%      0.24%       0.00%   0.00%  0.00%  0.00%   0.07%    0.34%   0.00%   0.00%   0.00%

                                        PERCENTAGE OF AGGREGATE COLLATERAL
                                 DOCUMENTATION                     INTEREST ONLY
                                 Stated Doc  Limited Doc
OCCUPANCY TYPE         Full Doc     (NIV)       (LIV)     2yr IO  3yr IO  5yr IO  10yr IO
Primary Residence       59.48%     36.23%       1.07%      0.00%   0.00%  59.17%   0.14%
Investment Property      2.09%      0.49%       0.24%      0.00%   0.00%   1.65%   0.00%
Second Home              0.23%      0.17%       0.00%      0.00%   0.00%   0.27%   0.00%

                                  PERCENTAGE OF AGGREGATE COLLATERAL
                                             DTI                          OTHER DATA
                                                                 Wtd Avg  Not Owner
OCCUPANCY TYPE              DTI > 45              DTI > 50         DTI    Occupied
Primary Residence            58.68%                23.94%         44.99%   0.00%
Investment Property           1.26%                 0.76%         41.80%   2.82%
Second Home                   0.15%                 0.04%         35.48%   0.40%

5. WAC

                                                                                         PERCENTAGE OF AGGREGATE COLLATERAL
                                                                                                           FICO
                              Loan   $ Avge Loan  % of                                                                        581
WAC                           Count     Amount    Pool   Agg $ Balance    WAC    520 and below  521-540  541-560  561-580  and above
< or = 6.999                  1,138  231,803.03   67.10  263,791,852.08   6.340     0.00%        0.04%    0.35%    0.97%      65.74%
7.000 - 7.999                   377  183,564.22   17.60   69,203,709.87   7.421     0.06%        0.27%    0.41%    1.31%      15.54%
8.000 - 8.999                   335   82,954.83    7.07   27,789,868.30   8.519     0.07%        0.10%    0.24%    0.63%       6.03%
9.000 - 9.999                   266   58,599.99    3.97   15,587,596.35   9.435     0.00%        0.04%    0.03%    0.01%       3.88%
10.000 - 10.999                 156   56,729.45    2.25    8,849,794.43  10.451     0.00%        0.00%    0.00%    0.00%       2.25%
11.000 > or =                   168   47,023.44    2.01    7,899,937.10  11.426     0.00%        0.00%    0.00%    0.01%       2.00%

                                                      PERCENTAGE OF AGGREGATE COLLATERAL
                                                                 LTV
                                                                                             LTV
WAC                            85% LTV & below  LTV 85.01-90  LTV 90.01-95  LTV 95.01-100  100.01+
< or = 6.999                        62.93%          2.08%         1.78%         0.32%       0.00%
7.000 - 7.999                       12.62%          2.14%         1.13%         1.72%       0.00%
8.000 - 8.999                        1.03%          1.29%         0.32%         4.44%       0.00%
9.000 - 9.999                        0.13%          0.16%         0.17%         3.51%       0.00%
10.000 - 10.999                      0.06%          0.07%         0.09%         2.04%       0.00%
11.000 > or =                        0.02%          0.05%         0.03%         1.90%       0.00%

                                                                     PERCENTAGE OF AGGREGATE COLLATERAL
                                                     LOAN AMOUNT                                    DOCUMENTATION
                              $50K
                               and   $50.01-  $75.01-  $100.01-  $600.01-  $750-                              Stated Doc Limited Doc
WAC                           below    75K     100K     $600K      750K    900K        >$900K        Full Doc    (NIV)      (LIV)
> or = 6.999                  0.06%   0.17%    0.97%    64.65%    1.00%    0.00%        0.27%         42.83%    23.29%      0.98%
7.000 - 7.999                 0.17%   0.42%    0.71%    16.31%    0.00%    0.00%        0.00%          9.91%     7.45%      0.24%
8.000 - 8.999                 0.94%   1.59%    1.14%     3.40%    0.00%    0.00%        0.00%          4.49%     2.53%      0.05%
9.000 - 9.999                 1.13%   1.27%    1.01%     0.56%    0.00%    0.00%        0.00%          1.63%     2.30%      0.03%
10.000 - 10.999               0.74%   0.60%    0.49%     0.42%    0.00%    0.00%        0.00%          1.28%     0.98%      0.00%
11.000 > or =                 1.01%   0.59%    0.20%     0.21%    0.00%    0.00%        0.00%          1.66%     0.34%      0.01%

                                                             PERCENTAGE OF AGGREGATE COLLATERAL
                                          INTEREST ONLY                                  DTI                         OTHER DATA
                                                                                                            Wtd Avg  Not Owner
WAC                              2yr IO  3yr IO  5yr IO  10yr IO        DTI > 45             DTI > 50         DTI    Occupied
> or = 6.999                      0.00%  0.00%   48.27%   0.05%          41.47%               17.81%        45.33%    1.74%
7.000 - 7.999                     0.00%  0.00%   11.22%   0.10%           9.66%                3.59%        43.35%    1.14%
8.000 - 8.999                     0.00%  0.00%    1.51%   0.00%           3.90%                1.40%        44.02%    0.31%
9.000 - 9.999                     0.00%  0.00%    0.10%   0.00%           2.49%                0.68%        45.46%    0.03%
10.000 - 10.999                   0.00%  0.00%    0.00%   0.00%           1.43%                0.54%        45.08%    0.00%
11.000 > or =                     0.00%  0.00%    0.00%   0.00%           1.14%                0.71%        44.10%    0.00%

6. IO TYPE

                                                          PERCENTAGE OF AGGREGATE COLLATERAL
                                                                           FICO

          Loan   $ Avge Loan  % of
IO TYPE   Count     Amount    Pool   Agg $ Balance    WAC    520 and below  521-540  541-560  561-580  581 and above
0         1,444   105,540.57  38.77  152,400,581.71  7.642       0.06%       0.14%    0.59%    1.42%       36.55%
2 Yr IO
3 Yr IO
5 Yr IO     993   241,846.36  61.09  240,153,431.10  6.595       0.07%       0.32%    0.44%    1.53%       58.74%
10 Yr IO      3   189,581.77   0.14      568,745.32  7.161       0.00%       0.00%    0.00%    0.00%        0.14%

                              PERCENTAGE OF AGGREGATE COLLATERAL
                                             LTV

                                                                          LTV
IO TYPE     85% LTV & below  LTV 85.01-90  LTV 90.01-95  LTV 95.01-100  100.01+
0                21.70%          2.43%         1.72%         12.92%      0.00%
2 Yr IO
3 Yr IO
5 Yr IO          54.93%          3.36%         1.80%          1.00%      0.00%
10 Yr IO          0.14%          0.00%         0.00%          0.00%      0.00%

                                                        PERCENTAGE OF AGGREGATE COLLATERAL
                                          LOAN AMOUNT                                          DOCUMENTATION
             $50K
              and   $50.01-  $75.01-  $100.01-  $600.01-  $750-                                Stated Doc  Limited Doc
IO TYPE      below    75K     100K     $600K      750K    900K         >$900K        Full Doc     (NIV)       (LIV)
0            4.05%   4.51%    3.67%    26.54%     0.00%   0.00%         0.00%         23.37%     15.05%       0.35%
2 Yr IO
3 Yr IO
5 Yr IO      0.00%   0.12%    0.84%    58.86%     1.00%   0.00%         0.27%         38.28%     21.84%       0.96%
10 Yr IO     0.00%   0.00%    0.00%     0.14%     0.00%   0.00%         0.00%          0.14%      0.00%       0.00%

                                                  PERCENTAGE OF AGGREGATE COLLATERAL
                      INTEREST ONLY                                  DTI                         OTHER DATA
                                                                                        Wtd Avg  Not Owner
IO TYPE      2yr IO  3yr IO  5yr IO  10yr IO         DTI > 45            DTI > 50         DTI    Occupied
0             0.00%  0.00%    0.00%   0.00%           21.51%               8.63%         44.10%    1.31%
2 Yr IO
3 Yr IO
5 Yr IO       0.00%  0.00%   61.09%   0.00%           38.52%              16.06%         45.35%    1.92%
10 Yr IO      0.00%  0.00%    0.00%   0.14%            0.05%               0.05%         42.90%    0.00%

7. DOC TYPE

                                                                      PERCENTAGE OF AGGREGATE COLLATERAL
                                                                                      FICO
         Loan    $ Avge Loan    % of
DOC TYPE Count      Amount      Pool   Agg $ Balance   WAC   520 and below  521-540  541-560  561-580  581 and above

FULL      1542    157,553.22   61.80  242,947,064.42  6.922      0.13%       0.46%     1.03%   2.65%      57.53%
NIV        871    166,499.48   36.89  145,021,044.98  7.148      0.00%       0.00%     0.00%   0.30%      36.59%
LIV         27    190,912.92    1.31    5,154,648.73  6.651      0.00%       0.00%     0.00%   0.00%       1.31%

                           PERCENTAGE OF AGGREGATE COLLATERAL
                                            LTV
                                                                      LTV
DOC TYPE 85% LTV & below  LTV 85.01-90  LTV 90.01-95  LTV 95.01-100  100.01+
FULL         46.06%           4.22%         2.89%          8.63%      0.00%
NIV          29.77%           1.34%         0.56%          5.22%      0.00%
LIV           0.94%           0.23%         0.07%          0.07%      0.00%

                                PERCENTAGE OF AGGREGATE COLLATERAL
                           LOAN AMOUNT                                                   DOCUMENTATION
         $50K
          and   $50.01-  $75.01-  $100.01-  $600.01-  $750-                               Stated Doc  Limited Doc
DOC TYPE below   75K      100K     $600K      750K    900K        >$900K        Full Doc    (NIV)        (LIV)
FULL     2.72%   2.43%    2.51%    53.13%     1.00%   0.00%        0.00%         61.80%      0.00%       0.00%
NIV      1.30%   2.15%    1.98%    31.19%     0.00%   0.00%        0.27%          0.00%     36.89%       0.00%
LIV      0.03%   0.05%    0.02%     1.21%     0.00%   0.00%        0.00%          0.00%      0.00%       1.31%

                                   PERCENTAGE OF AGGREGATE COLLATERAL
                   INTEREST ONLY                                             DTI                      OTHER DATA
                                                                                          Wtd Avg     Not Owner
DOC TYPE 2yr IO   3yr IO  5yr IO   10yr IO           DTI > 45              DTI > 50         DTI        Occupied
FULL      0.00%    0.00%   38.28%   0.14%             35.36%                21.39%        44.65%        2.32%
NIV       0.00%    0.00%   21.84%   0.00%             23.90%                 3.06%        45.22%        0.66%
LIV       0.00%    0.00%    0.96%   0.00%              0.82%                 0.29%        44.57%        0.24%

8. OTHERS

                                                                                PERCENTAGE OF AGGREGATE COLLATERAL
                                                                                                 FICO

                      Loan   $ Avge Loan   % of
OTHERS                Count     Amount     Pool   Agg $ Balance   WAC   520 and below  521-540  541-560  561-580  581 and above
Manufactured Housing
2nd Lien               861     55,952.11  12.25   48,174,766.62  9.651       0.00%      0.00%    0.00%    0.02%      12.23%
> 100K                 932     54,901.97  13.02   51,168,637.78  9.221       0.00%      0.02%    0.02%    0.17%      12.81%
< 650K                   3    814,000.00   0.62    2,442,000.00  6.443       0.00%      0.00%    0.00%    0.00%       0.62%
Ohio                    27    111,945.18   0.77    3,022,519.74  7.720       0.00%      0.00%    0.05%    0.01%       0.71%
Nevada                  12    140,999.93   0.43    1,691,999.17  7.389       0.00%      0.00%    0.00%    0.00%       0.43%
North CA               414    189,653.49  19.97   78,516,546.02  6.876       0.13%      0.14%    0.12%    0.41%      19.18%
South CA               841    208,387.72  44.58  175,254,071.82  6.970       0.00%      0.13%    0.31%    0.95%      43.19%
Top 10 Loans            10    678,209.40   1.73    6,782,093.97  6.373       0.00%      0.00%    0.00%    0.00%       1.73%

                                       PERCENTAGE OF AGGREGATE COLLATERAL
                                                       LTV                          LTV
OTHERS                85% LTV & below  LTV 85.01-90  LTV 90.01-95  LTV 95.01-100  100.01+
Manufactured Housing
2nd Lien                   0.20%           0.28%         0.42%         11.35%      0.00%
< 100K                     1.81%           0.67%         0.39%         10.15%      0.00%
> 650K                     0.62%           0.00%         0.00%          0.00%      0.00%
Ohio                       0.31%           0.05%         0.09%          0.33%      0.00%
Nevada                     0.21%           0.18%         0.00%          0.04%      0.00%
North CA                  15.51%           0.97%         0.91%          2.58%      0.00%
South CA                  36.59%           1.50%         0.97%          5.52%      0.00%
Top 10 Loans               1.73%           0.00%         0.00%          0.00%      0.00%

                                                        PERCENTAGE OF AGGREGATE COLLATERAL
                                                      LOAN AMOUNT                                        DOCUMENTION
                      $50K
                       and   $50.01-  $75.01-  $100.01-  $600.01-  $750-                               Stated Doc   Limited Doc
OTHERS                below   75K      100K     $600K     750K     900K         >$900K        Full Doc    (NIV)        (LIV)
Manufactured Housing
2nd Lien              3.96%   3.87%    2.63%     1.80%     0.00%   0.00%         0.00%         6.82%      5.34%        0.09%
< 100K                4.05%   4.63%    4.33%     0.00%     0.00%   0.00%         0.00%         7.54%      5.38%        0.10%
> 650K                0.00%   0.00%    0.00%     0.00%     0.35%   0.00%         0.27%         0.35%      0.27%        0.00%
Ohio                  0.03%   0.08%    0.05%     0.61%     0.00%   0.00%         0.00%         0.58%      0.18%        0.00%
Nevada                0.01%   0.02%    0.05%     0.35%     0.00%   0.00%         0.00%         0.11%      0.24%        0.09%
North CA              0.52%   1.11%    0.49%    17.69%     0.16%   0.00%         0.00%        13.78%      5.90%        0.30%
South CA              0.65%   1.95%    2.16%    38.72%     0.84%   0.00%         0.27%        20.59%     23.30%        0.69%
Top 10 Loans          0.00%   0.00%    0.00%     0.46%     1.00%   0.00%         0.27%         1.46%      0.27%        0.00%

                                                     PERCENTAGE OF AGGREGATE COLLATERAL
                               INTEREST ONLY                                          DTI                      OTHER DATA
                                                                                                    Wtd Avg     Not Owner
OTHERS                2yr IO   3yr IO   5yr IO 10yr IO       DTI > 45               DTI > 50          DTI       Occupied
Manufactured Housing
2nd Lien               0.00%    0.00%    0.00%   0.00%         7.65%                 2.93%           45.42%      0.02%
< 100K                 0.00%    0.00%    0.79%   0.00%         7.62%                 3.04%           44.85%      0.34%
> 650K                 0.00%    0.00%    0.62%   0.00%         0.27%                 0.00%           44.49%      0.00%
Ohio                   0.00%    0.00%    0.37%   0.00%         0.36%                 0.09%           38.32%      0.02%
Nevada                 0.00%    0.00%    0.18%   0.00%         0.25%                 0.11%           44.21%      0.06%
North CA               0.00%    0.00%   14.27%   0.00%        12.31%                 5.13%           45.09%      0.74%
South CA               0.00%    0.00%   28.40%   0.00%        29.35%                 9.86%           45.75%      1.22%
Top 10 Loans           0.00%    0.00%    1.73%   0.00%         1.06%                 0.47%           47.13%      0.00%

9. CREDIT GRADES

                                                                            PERCENTAGE OF AGGREGATE COLLATERAL
                                                                    ------------------------------------------------------
                                                                                             FICO
                                                                    -------------------------------------------------------
CREDIT GRADES please use          $ Avge
Relevant Credit Grades of  Loan    Loan   % of
Originator                 Count  Amount  Pool  Agg $ Balance  WAC  520 and below  521-540  541-560  561-580  581 and above
-------------------------  -----  ------  ----  -------------  ---  -------------  -------  -------  -------  -------------
A
B
C
D

                                                            PERCENTAGE OF AGGREGATE COLLATERAL
                           ------------------------------------------------------------------------------------------------------
                                                               LTV                                         LOAN AMOUNT
                           -------------------------------------------------------------------  ---------------------------------
CREDIT GRADES please use                                                                        $50K
Relevant Credit Grades of                                                                LTV    and    $50.01-  $75.01-  $100.01-
Originator                 85% LTV & below  LTV 85.01-90  LTV 90.01-95  LTV 95.01-100  100.01+  below  75K      100K     $600K
-------------------------  ---------------  --- --------  ------------  -------------  -------  -----  ---      ----     -----
A
B
C
D

                                        PERCENTAGE OF AGGREGATE COLLATERAL
                            ---------------------------------------------------------
                                  LOAN AMOUNT               DOCUMENTATION
                            ----------------------  ---------------------------------
CREDIT GRADES please use
Relevant Credit Grades of   $600.01-  &750-                   Stated Doc  Limited Doc
Originator                    750K    900K   >$900K Full Doc    (NIV)        (LIV)
-------------------------   --------  ----   ------ --------  ----------  -----------
A
B
C
D

                                                           PERCENTAGE OF AGGREGATE COLLATERAL
                            ------------------------------------------------------------------------------------------------------
                                     INTEREST ONLY                           DTI                              OTHER DATA
                            -------------------------------      ----------------------------                 ----------
CREDIT GRADES please use
Relevant Credit Grades of                                                             Wtd Avg                 Not Owner
Originator                  2yr IO  3yr IO  5yr IO  10yr IO      DTI > 45  DTI > 50     DTI                    Occupied
-------------------------   ------  ------  ------  -------      --------  --------   -------      --------------------------------
A
B
C
D

10. TOP 10 MSAS

                        Loan   $ Avge Loan  % of
                        Count    Amount     Pool  Agg $ Balance   WAC   Wtd Avg LTV  Wtd AVg FICO
                        -----  -----------  ----  -------------  -----  -----------  ------------
TOP 10 MSA
Los Angeles CA            84   201,888.00   4.31  16,958,591.62  6.985     80.00         697
San Diego CA              66   228,466.98   3.84  15,078,820.88  6.729     81.37         692
Oxnard CA                 60   247,227.33   3.77  14,833,639.98  7.312     81.66         669
Sacramento CA             75   169,056.40   3.23  12,679,229.98  7.013     84.24         654
Portland OR               82   115,951.93   2.42   9,508,058.21  6.999     83.24         664
Denver CO                 57   115,033.42   1.67   6,556,904.79  7.064     83.82         662
Chula Vista CA            19   245,952.27   1.19   4,673,093.09  6.946     81.37         652
Seattle WA                30   154,338.37   1.18   4,630,151.05  6.572     82.17         690
Vancouver WA              36   119,808.25   1.10   4,313,097.03  6.965     84.15         659
Simi Valley CA            13   280,420.87   0.93   3,645,471.32  6.853     81.04         682